UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2010

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Progenics Pharmaceuticals, Inc. (NASDAQ: PGNX) today announced the initiation of a Phase 2 clinical trial of subcutaneous methylnaltrexone in Japan by its collaborator, Ono Pharmaceutical Co., Ltd. (OSE-TYO: 4528). The drug, designated as ONO-3849 in Japan, is being evaluated for the treatment of opioid-induced constipation in patients with advanced illness such as cancer. Subcutaneous methylnaltrexone is marketed in the U.S. and ex-U.S. markets under the brand name RELISTOR®.

A copy of Progenics’ press release is included in this Report as Exhibit 99.1 and the information contained therein is incorporated into this Item 8.01 by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

99.1	Press Release dated November 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.
          By:  /s/ ROBERT A. MCKINNEY
Robert A. McKinney
                                                Chief Financial Officer, Senior Vice President,
                               Finance & Operations and Treasurer

Date:  November 16, 2010